SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In July 2016, the Company announced that the Board of Directors had resolved to carry out a 1-for-5 reverse share split of the Company's ordinary shares. This was effected on August 1, 2016, at which time every five shares of the Company's issued and outstanding ordinary shares par value $0.01 per share was automatically combined into one issued and outstanding ordinary share par value $0.05 per share. This reduced the number of outstanding common shares from 529,728,928 to 105,945,238. Share capital amounts in the balance sheet at June 30, 2016 and December 31, 2015 have been restated for the 1-for-5 reverse share split. No fractional shares were issued in connection with this reverse split. The Company purchased fractional shares for cancellation for a cash payment equal to the closing price per share for the Company's shares on the NASDAQ at the last trading day prior to the effective date for the reverse share split.

On August 1, 2016, the conversion price of the $200 million convertible bond was adjusted from $17.63 per share to $88.15 per share as a result of the 1-for-5 reverse share split.

On August 22, 2016 the Company delivered the Golden Lyderhorn to its new owner.

In September 2016, we took delivery of the Supramax newbuilding, Golden Leo, and a final installment of $15.7 million was paid on delivery.

The "GOGL R" shares, which were issued in the private placement and subsequent offering in February 2016 and registered on a separate ISIN BMG396371145, assumed the ordinary ISIN of the Company and commenced trading under the Company's ordinary ticker "GOGL" on the OSE on September 22, 2016. Upon completion of the ISIN change on September 26, 2016, the shares that formerly traded under the ticker "GOGL R" will no longer be subject to the U.S. transfer restrictions having been placed on the "GOGL R Shares" and all of the Company's 105,945,238 shares will trade under the ticker "GOGL" and ISIN BMG396372051 on the Oslo Stock Exchange. The above does not imply any changes to the Company's share capital.

At the Company's annual general meeting of shareholders on September 23, 2016, the Company's authorized share capital was increased from $6,000,000 divided into 120,000,000 common shares of $0.05 par value each to $7,500,000 divided into 150,000,000 common shares of $0.05 par value.

On October 17, 2016 the Company took delivery of the Capesize newbuilding the Front Mediterranean and immediately sold and delivered the vessel to its new owner. The agreed net sales price was $46.2 million and the expected net cash flow from the transaction in the fourth quarter is $12.7 million. The Company expects to record a $0.1 million gain in the fourth quarter from the sale.

On October 24, 2016 the Company issued an aggregate of 19,954 common shares, par value $0.05 per share, in connection with the Company's 2010 Equity Incentive Plan (the “Plan”) and the restricted stock unit award agreements related to the Plan. As a result of the share issuance, there are currently no outstanding awards under the Plan. At the date of this report, the Company has 105,965,192 common shares outstanding, each with a par value of $ 0.05 and its share capital is $5,298,260.

In November, the Company reached an agreement, pending final documentation, with one of its yard for postponed delivery until January 2017 for two newbuildings.

On November 11, 2016 the Company announced that 700,000 share options have been issued to senior management in accordance with the terms of the Company's share option scheme. The share options will have a five-year term and will vest in equal amounts over a three-year vesting period. The exercise price of $4.20 will be adjusted for any distribution of dividends made before the relevant options are exercised.